Exhibit 99.1

The Vitamin Shoppe® to be Acquired by Liberty Tax

The Vitamin Shoppe Shareholders to Receive $6.50 Per Share in Cash, Representing 43%

Premium to Last Closing Price

Transaction Will Deliver Long-Term Benefits to The Vitamin Shoppe Associates, Customers and

Business Partners While Further Positioning The Vitamin Shoppe as a Leader in Health and

Wellness

Transaction Represents Continued Implementation of Liberty Tax Strategy

to Acquire Franchise-Centric Businesses

VIRGINIA BEACH, VA and SECAUCUS, N.J., August 8, 2019 /Business Wire/ – Liberty Tax, Inc. (OTC PINK: TAXA) (“Liberty Tax”), the parent company of Liberty Tax Service and Buddy’s Home Furnishings, and Vitamin Shoppe, Inc. (NYSE: VSI) (“The Vitamin Shoppe”), an omni-channel, specialty retailer of nutritional products, today announced that they have entered into a definitive agreement under which Liberty Tax will acquire The Vitamin Shoppe in an all cash transaction valued at approximately $208 million. The Vitamin Shoppe shareholders will receive $6.50 per share, which represents a premium of 43% to its closing share price on August 7, 2019, and a premium of approximately 59% to the 30-day volume weighted average price for the period ended on August 7, 2019.

The transaction is expected to be completed in the fourth quarter of 2019, subject to approval by The Vitamin Shoppe’s shareholders, expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as well as other customary closing conditions.

Liberty Tax intends to finance the transaction with up to approximately $170 million in debt financing and a combination of available cash and/or through the issuance of common stock of Liberty Tax. In connection with the execution of the merger agreement, Liberty Tax entered into debt commitment letters with institutional lenders and an equity commitment letter with an affiliate of Vintage Capital Management, LLC.

Pat Cozza, an independent member of the Board of Directors of Liberty Tax, stated, “We have great confidence in the value of The Vitamin Shoppe, its ongoing strategic reinvention plan and the outstanding efforts of The Vitamin Shoppe leadership team and associates. We believe that The Vitamin Shoppe is an excellent fit for Liberty Tax’s previously announced strategy to acquire franchise-centric businesses, and demonstrates the commitment of Liberty Tax, its board and management team to implement the previously announced strategic transformation of Liberty Tax.”

Sharon Leite, CEO of The Vitamin Shoppe, stated, “Following a careful and disciplined assessment, the board of directors has concluded that the acquisition proposal from Liberty Tax maximizes value for our shareholders. The transaction also delivers long-term benefits to our associates, customers and business partners. It provides an immediate premium to our current shareholders and aligns The Vitamin Shoppe with a partner that shares our strategic vision to unlock the further potential of The Vitamin Shoppe as a leader in health and wellness. We are committed to transforming into an agile, customer-first organization that differentiates our brand through best-in-class quality, innovation and expertise across our products and services.”

Under the direction of its board of directors, Liberty Tax intends to continue to evaluate the acquisition of franchise-oriented or complementary businesses, including businesses that are not presently subject to franchising arrangements but that have the potential to be franchised in the future. The Vitamin Shoppe transaction represents the continued evolution of the business model of Liberty Tax, and follows the recent acquisition of Buddy’s Home Furnishings, which was completed in July 2019. In recognition of this new strategic focus, Liberty Tax previously announced its intention to change its name to Franchise Group, Inc. Liberty Tax anticipates that its name change will become effective in the third or fourth quarter of 2019.

Kirkland & Ellis LLP acted as legal counsel to The Vitamin Shoppe and BofA Merrill Lynch acted as its financial advisor. Troutman Sanders LLP acted as legal counsel to Liberty Tax, and B. Riley Financial acted as a financial advisor to Liberty Tax.

About Liberty Tax, Inc.

Liberty Tax, Inc. (OTC PINK: TAXA) is the indirect parent company of Liberty Tax Service and Buddy’s Home Furnishings. In the U.S. and Canada, last year, Liberty Tax prepared approximately two million individual income tax returns in more than 3,100 offices and online. Liberty Tax also owns Buddy’s Home Furnishings, a specialty retailer engaged in the business of leasing and selling consumer electronics, residential furniture, appliances and household accessories. Liberty Tax is focused on the evaluation and acquisition of franchise-oriented or complementary businesses. Liberty Tax also supports local communities with fundraising endeavors and contributes as a national sponsor to many charitable causes.

About The Vitamin Shoppe, Inc. (NYSE:VSI)

The Vitamin Shoppe is an omni-channel, specialty retailer of nutritional products based in Secaucus, New Jersey. In its stores and on its website, The Vitamin Shoppe carries a comprehensive retail assortment including: vitamins, minerals, specialty supplements, herbs, sports nutrition, homeopathic remedies, green living products, and beauty aids. In addition to offering products from approximately 700 national brands, The Vitamin Shoppe also carries products under The Vitamin Shoppe®, BodyTech®, Body Tech Elite®, True Athlete®, plnt®, ProBioCare®, and Next Step® brands. The Vitamin Shoppe conducts business through more than 750 company-operated retail stores under The Vitamin Shoppe and Super Supplements retail banners, and through its website, www.vitaminshoppe.com. Follow the Vitamin Shoppe on Facebook at http://www.facebook.com/THEVITAMINSHOPPE and on Twitter at http://twitter.com/VitaminShoppe.

Forward Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements may include, but are not limited to, statements relating to the proposed transaction between The Vitamin Shoppe and Liberty Tax. These statements are subject to various risks and uncertainties, many of which are outside of the control of The Vitamin Shoppe and Liberty Tax, including, among others, the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the business and the stock price of The Vitamin Shoppe and/or Liberty Tax; risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain the requisite approval of The Vitamin Shoppe stockholders of the proposed transaction or required regulatory approvals or the failure to satisfy any of the other conditions to the completion of the proposed transaction; the effect of the announcement or pendency of the proposed transaction on the ability of The Vitamin Shoppe or Liberty Tax to retain and hire key personnel and maintain relationships with its customers, suppliers, partners and others with whom they do business, or on their respective operating results and business generally; risks associated with the diversion of management’s attention from ongoing business operations due to the proposed transaction; legal proceedings related to the proposed transaction; uncertainties as to Liberty Tax’s ability to obtain financing in order to consummate the proposed transaction; costs, charges or expenses resulting from the proposed transaction; and the ability of Liberty Tax to implement and execute on its franchise-centric business model. Actual results may differ materially from anticipated results or outcomes discussed in any forward-looking statement. Additional factors that could cause actual results to differ materially from forward-looking statements include the strength of the economy; changes in the overall level of consumer spending; the performance of the products and services of The Vitamin Shoppe and Liberty Tax within the prevailing retail or other business environment; implementation of the strategy of The Vitamin Shoppe and Liberty Tax; compliance with regulations, certifications and best practices with respect to the development, manufacture, sale and marketing of The Vitamin Shoppe’s products; management changes; maintaining appropriate levels of inventory; changes in tax policy; ecommerce relationships; disruptions of manufacturing, warehouse or distribution facilities or information systems; regulatory environment and other specific factors discussed herein and in other United States Securities and Exchange Commission (the “SEC”) filings by The Vitamin Shoppe and Liberty Tax (including their respective reports on Forms 10-K and 10-Q filed with the SEC). The Vitamin Shoppe and Liberty Tax believe that all forward-looking statements are based on reasonable assumptions when made; however, The Vitamin Shoppe and Liberty Tax caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes with certainty and that, accordingly, one should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made and neither The Vitamin Shoppe nor Liberty Tax undertakes any obligation to update these statements in light of subsequent events or developments.

Additional Information and Where to Find It

In connection with the proposed transaction, The Vitamin Shoppe intends to file with the SEC a proxy statement and other relevant documents. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that The Vitamin Shoppe may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE VITAMIN SHOPPE STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the proxy statement and other documents filed by The Vitamin Shoppe with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, and The Vitamin Shoppe’s website, http://investors.vitaminshoppe.com.

Certain Information Regarding Participants

The Vitamin Shoppe and its directors and certain executive officers and employees may be deemed to be participants in the solicitation of proxies from the holders of common stock of The Vitamin Shoppe in respect of the proposed transaction. Information about the directors and executive officers of The Vitamin Shoppe is set forth in its Annual Report on Form 10-K for the year ended

December 29, 2018, filed with the SEC on February 26, 2018 and proxy statement for its 2019 annual meeting of stockholders, filed with the SEC on April 25, 2019. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by The Vitamin Shoppe with the SEC in respect of the proposed transaction when they become available.

CONTACTS:

For Liberty Tax

Investors:

Michael S. Piper

Chief Financial Officer

Liberty Tax Service

(757) 493-8855

investorrelations@libtax.com

For The Vitamin Shoppe

Analysts and Investors:

Kathleen Heaney

646-912-3844 OR 201-552-6429

ir@vitaminshoppe.com

Media:

David Lipke

201-552-6298

David.lipke@vitaminshoppe.com

OR

Sloane & Company

Dan Zacchei / Joe Germani

212-486-9500

dzacchei@sloanepr.com / jgermani@sloanepr.com